Exhibit 99.1

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.

Audited Combined Financial Statements

December 31, 2009

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.

Independent Auditor's Report

Board of Managers
Global Financial Services, L.L.C.
GFS Advisors, L.L.C.

We have audited the accompanying combined statement of financial condition of Global Financial Services, L.L.C. and GFS Advisors, L.L.C. as of December 31, 2009, and the related combined statements of income, changes in members' equity, and cash flows for the year then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Global Financial Services, L.L.C. and GFS Advisors, L.L.C., as of December 31, 2009 and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the combined financial statements, Global Financial Services, L.L.C. and GFS Advisors, L.L.C., for their 2009 annual reporting period, adopted the provisions of Financial Accounting Standards Board Accounting Standards Codification 740-10-25, which prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns.

/s/ CF & Co., L.L.P.

CF & Co., L.L.P.
Dallas, Texas
March 18, 2011

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Combined Statement of Financial Condition
December 31, 2009

ASSETS

Cash and cash equivalents	$2,564,272

Receivable from clearing organization	231,056

Deposit with clearing organization	1,000,890

Investment advisory and management fees receivable	881,455

Furniture, equipment, and leasehold improvements, net	513,942

Other assets	16,056

$5,207,671

LIABILITIES AND MEMBERS' EQUITY

Liabilities
Commissions payable	$1,801,943

Accounts payable and accrued expenses	1,427,760

State income taxes payable	281,956

Deferred rent	155,612

Total liabilities	3,667,271

Members' equity	1,540,400

$5,207,671

The accompanying notes are an integral part of these combined financial statements.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GLS ADVISORS, L.L.C.
Combined Statement of Income
For the Year Ended December 31, 2009

Revenues
Commissions	$3,766,636
Firm trading profit	19,699,914
Investment advisory and management fees	1,901,204
Interest and other	1,616,397

26,984,151

Expenses
Guaranteed payments to members	6,200,059
Employee compensation and benefits	6,269,303
Floor brokerage and clearance	1,150,976
Consulting	3,895,025
Communications	390,407
Occupancy and equipment costs	618,313
Promotional costs	139,240
Interest	2,110
Regulatory fees and expenses	62,031
Other	2,313,652

21,041,116

Net income before income taxes	5,943,035

Benefit for state income taxes	(128,304)

Net Income	$6,071,339

The accompanying notes are an integral part of these combined financial statements.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Combined Statement of Changes in Members' Equity
For the Year Ended December 31, 2009

	Global Financial	GFS Advisors,
	Services, L.L.C.	L.L.C.	Total

Balance, December 31, 2008	$1,693,149	$(9,253)	$1,683,896

Cumulative effect of adopting ASC 740-10-25	(324,772)	—	(324,772)

Net income	5,053,979	1,017,360	6,071,339

Distributions to members	(5,486,822)	(403,241)	(5,890,063)

Balance, December 31, 2009	$935,534	$604,866	$1,540,400

The accompanying notes are an integral part of these combined financial statements.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C
Combined Statement of Cash Flows
For the Year Ended December 31, 2009

Cash flows from operating activities
Net income	$6,071,339
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	159,245
Adjustment for adoption of ASC 740-10-25	(324,772)
Changes in operating assets and liabilities:
Decrease in deposit with clearing organization	4,221
Increase in receivable from clearing organization	(14,842)
Increase in investment advisory and management fees receivable	(662,256)
Decrease in other assets	9,006
Decrease in commissions payable	(107,781)
Increase in accounts payable and accrued expenses	1,370,488
Increase in state income taxes payable	196,468
Decrease in deferred rent	(25,716)

Net cash provided by operating activities	6,675,400

Cash flows from investing activities
Purchase of furniture and equipment	(88,269)

Net cash used in investing activities	(88,269)

Cash flows from financing activities
Distributions to members	(5,890,063)

Net cash used in financing activities	(5,890,063)

Net increase in cash and cash equivalents	697,068

Beginning cash and cash equivalents	1,867,204

Ending cash and cash equivalents	$2,564,272

Supplemental Disclosures
Cash paid for:
Interest	$2,110

Income taxes	$5,379

The accompanying notes are an integral part of these combined financial statements.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Notes to Combined Financial Statements
December 31, 2009

Note 1 -	Description of the Companies and their Business

Basis of Presentation and Principles of Combination

The accompanying combined financial statements include the accounts of Global Financial Services, L.L.C. (“GFS”) and GFS Advisors, L.L.C. (“GFSA”) (together referred to as the “Companies”).  The Companies are under common control and conduct related businesses.  All intercompany transactions and balances have been eliminated in combination.

Nature of Operations

GFS is organized as a limited liability company.  The duration of GFS is perpetual.  Each member’s liability is limited to its capital account balance.  GFS is a broker-dealer in securities registered with the Securities and Exchange Commission under (SEC) Rule 15c3-3(k)(2)(ii) which provides that all the funds and securities belonging to its customers would be handled by a clearing broker-dealer, J.P. Morgan Clearing Corp. under fully disclosed clearing arrangements.  GFS is also registered with the National Futures Association.

GFSA is registered under the Investment Advisers Act of 1940 to conduct investment advisory services.  The duration of GFSA is perpetual.  Each member’s liability is limited to its capital account balance.

Sale of Interest in the Companies

On December 31, 2010, Sanders Morris Harris Group, Inc. (“SMHG”) purchased a 48.7% capital interest and a 50.1% profits interest in GFS and a 50.1% capital and profits interest in GFSA. The acquisition was made pursuant to the terms of a Purchase Agreement (the “Purchase Agreement”) dated as of November 26, 2010, among SMHG and Robert C.A. Benjamin, Gerardo A. Chapa and Ricardo Perusquia (“GFS members”).

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Notes to Combined Financial Statements
December 31, 2009

Note 1 -	Description of the Companies and their Business, continued

Sale of Interest in the Companies, continued

The initial consideration for the purchase was $18 million, paid $15 million in cash and $3 million in shares of SMHG common stock to the GFS members.  The initial consideration is subject to upward adjustment by a maximum amount of $4.5 million based on the Companies achieving net operating income before interest, taxes, depreciation and amortization (“EBITDA”) in 2011 and/or 2012 in excess of $5.0 million, and further upward adjustment based on the compounded annual growth rate of the Companies’ EBITDA achieved, for a maximum of $9.6 million if the top tier thresholds are achieved every year.  Also, GFS members and SMHG have agreed that the Companies will retain at least $181,000 of cash balances as of December 31, 2010 for the Companies to use for operations in 2011.  Once all December 31, 2010 payables and receivables have been settled, all cash in excess of $181,000 at December 31, 2010 will be distributed to GFS members.  In addition, the Purchase Agreement contains a clause whereby the GFS members will indemnify SMHG and its affiliates for all uncertain tax positions taken through 2010.  The liability for such uncertain tax positions aggregated $282,142 at December 31, 2010.

Membership Interests and Allocations

GFS has 2,000 membership interests authorized, issued and outstanding at December 31, 2009. Generally, net income (loss) is allocated and distributions are made to holders of membership units in proportion to their ownership percentages.

GFSA’s membership interests are not unitized. Generally, net income (loss) is allocated and distributions are made to holders of membership units in proportion to their ownership percentages.

Effective December 31, 2010, in conjunction with the Purchase Agreement, the members executed Amended and Restated Company Agreements (“Company Agreements”).  The Company Agreement for GFS authorized 1,000 common units and 100 special units of interests, all of which are issued and outstanding.  The special units are all held by the GFS members. The Company Agreement for GFSA does not define membership interests in terms of units.

Generally, under the Company Agreements, net income (loss) is allocated and distributions are made to holders of common units in proportion to their ownership percentages.  GFS’ special units have no voting rights, rights to distributions, rights to income allocations, rights upon dissolution and liquidation, or other rights with respect to the Companies.  GFS shall repurchase the special units from the GFS members at a price of $10,000 per special unit upon the earlier to occur of (i) a change of control, as defined; (ii) a required sale by the GFS members of their interests in GFS, as defined; or (iii) a reduction in the clearing deposit by GFS with J.P. Morgan Clearing Corp.; provided that such repurchase shall be equal to the amount of the reduction in the clearing deposit.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Notes to Combined Financial Statements
December 31, 2009

Note 2 -	Summary of Significant Accounting Policies

FASB Codification

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (“SFAS 168”) (FASB ASC 105-10). SFAS 168 replaces all previously issued accounting standards and establishes the FASB Accounting Standards Codification (“FASB ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). SFAS 168 is effective for all interim and annual periods ending after September 15, 2009. The FASB ASC is not intended to change existing U.S. GAAP. The adoption of this pronouncement only resulted in changes to the Companies’ financial statement disclosure references. As such, the adoption of this pronouncement had no effect on the Companies’ combined financial position, combined results of operations, or combined cash flows.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Notes to Combined Financial Statements
December 31, 2009

Note 2 -	Summary of Significant Accounting Policies, continued

Cash and Cash Equivalents

The Companies consider all liquid financial instruments with original maturities of ninety days or less and not pledged or otherwise restricted as cash equivalents. Demand balances with the Companies’ clearing broker/dealer have been classified as “cash and cash equivalents” in the combined financial statements.

Securities Owned and Securities Sold, Not Yet Purchased

Securities owned and securities sold, not yet purchased are carried at fair value as determined by market quotations.  There were no securities owned or securities sold, not yet purchased at December 31, 2009.

Office Equipment

Office equipment is stated at cost and includes furniture and fixtures, computer and office equipment and leasehold improvements, less accumulated depreciation and amortization.  Depreciation of office equipment is provided using the straight-line method based on estimated useful lives.  Leasehold improvements are amortized on a straight-line basis over the life of the lease.

Revenue Recognition

Securities transactions and all related revenue and expense are recorded on a trade date basis. Revenue from investment advisory and management services consists primarily of portfolio management fees which are received quarterly and are recognized as earned when payments are due. The Companies also have certain contracts which allow the Companies to earn performance fees in the event that investment returns meet or exceed targeted amounts specified in the contracts. Revenue for these incentives is recognized only when such performance targets are met or exceeded at the end of the measurement period. Due to the inability to forecast financial markets, no revenue is recognized until the measurement period ends, even when investment returns are exceeding the contractual targets within the measurement period.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Notes to Combined Financial Statements
December 31, 2009

Note 2 -	Summary of Significant Accounting Policies, continued

Income Taxes

The Companies are treated and taxed as partnerships for federal income tax purposes.  Accordingly, any federal tax liability is the responsibility of the individual members. The combined financial statements reflect a liability and provision for state income taxes for the Texas Franchise (margin) tax which is an obligation of the Companies.

In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (“FIN 48”).  FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold that a tax position must meet to be recognized in the financial statements. FIN 48 also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 has been incorporated into FASB ASC 740-10-25. The Companies adopted FASB ASC 740-10-25 for their annual financial statement reporting as of and for the year ended December 31, 2009.

Tax benefits associated with uncertain tax positions are recognized in the period in which one of the following conditions is satisfied: (1) the more likely than not recognition threshold is satisfied; (2) the position is ultimately settled through negotiation or litigation; or (3) the statute of limitations for the taxing authority to examine and challenge the position has expired. Tax benefits associated with an uncertain tax position are derecognized in the period in which the more likely than not recognition threshold is no longer satisfied. Any potential interest and penalty associated with a tax contingency, should one arise, would be included as a component of income tax expense in the period in which the assessment arises.

Note 3 -	Deposit With and Receivable From Clearing Organization

GFS is required to maintain a deposit with its clearing broker-dealer.  Receivable from clearing organization is comprised of commissions of $189,875 and other clearing receivables of $41,181.  Commissions receivable and other clearing receivables represent settlements from the month of December 2009.  Such amounts are normally collected within ten days after month end.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Notes to Combined Financial Statements
December 31, 2009

Note 4 -	Furniture, Equipment, and Leasehold Improvements

Furniture, equipment, and leasehold improvements at December 31, 2009 consist of the following:

		Depreciable
	Cost	Life
Furniture and fixtures	$290,979	5 years
Computer equipment	438,725	3-5 years
Leasehold improvements	736,091	7 years
Office equipment	43,839	5 years
	1,509,634

Less accumulated depreciation and amortization	(995,692)
	$513,942

Depreciation and amortization expense aggregated $159,245 in 2009.

Note 5 -	Lease and Contractual Obligations

The Companies lease office facilities under a noncancelable operating lease expiring July 2013.  The office facilities agreement requires the Companies to pay their pro rata share of certain operating expenses in excess of a specified amount.  Future minimum commitments are as follows:

Year Ending
December 31,
2010	$238,883
2011	242,981
2012	248,718
2013	144,266
$874,848

Rent expense relating to office facilities was approximately $211,621 for the year ended December 31, 2009.

GFS is required to indemnify its clearing broker/dealer if a customer fails to settle a securities transaction, according to its clearing agreement. Management was neither aware, nor had it been notified, of any potentially material indemnification loss at December 31, 2009.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Notes to Combined Financial Statements
December 31, 2009

Note 6 -	Employee Benefits

The Companies have a 401(k) retirement plan covering all employees. The plan allows employee contributions of zero up to the maximum allowed by law which was generally $16,500 for 2009. The Companies make discretionary contributions to the Plan which vest immediately. The Companies’ contributions to the Plan for the year ended December 31, 2009 were $37,131.

Note 7 -	State Income Taxes

As discussed in Note 2, the Companies, for their 2009 annual reporting period, adopted ASC 740-10-25 which prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. The cumulative effect of adopting the guidance was a charge to members’ equity of $324,772 related to unrecognized state income tax benefits, including interest and penalties of $78,516.

The provision (benefit) for state income taxes consist of the following for the year ended December 31, 2009:

Current state income taxes	$38,712
Change in unrecognized income tax benefits, including penalties and interest of $12,010	(167,016)

$(128,304)

State income tax liabilities consist of the following at December 31, 2009:

State income taxes	$237,800
Penalties and interest	44,156

$281,956

Texas state tax returns are generally subject to examination over the statutes of limitations, generally four years from the date of filing.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Notes to Combined Financial Statements
December 31, 2009

Note 8 -	Concentrations and Financial Instruments with Off Balance Sheet Risk

The Companies' customer base consists of individuals and entities located outside of the United States.  Deposits with and receivables from clearing organization are with GFS’ clearing broker-dealer which is located in New York, New York.

Cash and cash equivalents include demand deposits with the Company's clearing broker-dealer which are not insured. Also, cash at one bank may have exceeded federally insured limits at various times throughout the year ended December 31, 2009.

Note 9 -	Contingencies

GFS had contingent liabilities for two separate matters related to their securities business at December 31, 2009.  In one matter, the administrator of an estate sought damages for alleged wrongdoing against such estate.  In another matter, the Companies, members of management and a former Registered Representative were sued by two former clients who alleged certain claims.

Each matter had an arbitration hearing in 2010.  The arbitration panels found GFS liable for damages and GFS settled with the plaintiffs for amounts aggregating approximately $889,000.

The settlements have been reflected in accounts payable and accrued expenses in the accompanying combined statement of financial condition at December 31, 2009 and in other expenses in the accompanying combined statement of income for the year then ended.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Notes to Combined Financial Statements
December 31, 2009

Note 10 -	Net Capital Requirements of Broker/Dealer

Pursuant to the net capital provisions of Rule 15c3-1 of the Securities Exchange Act of 1934, GFS is required to maintain a minimum net capital, as defined under such provisions.  Net capital and the related net capital ratio may fluctuate on a daily basis.

Prior to the resolution of the contingent liabilities discussed in  Note 9 above, GFS filed separate company audited financial statements as of and for the year ended December 31, 2009 pursuant to rule 17a-5 under the Securities Exchange Act of 1934.  These financial statements reflected net capital of approximately $1,252,571, net capital requirements of $136,371 and a ratio of aggregate indebtedness to net capital of 1.63 to 1 at December 31, 2009.  The Securities and Exchange Commission permits a ratio of no greater than 15 to 1.  Had the contingencies been resolved prior to filing such financial statements, GFS would have reported net capital of approximately $363,998, net capital requirements of $195,612 and a ratio of aggregate indebtedness to net capital of 7.63 to 1 at December 31, 2009.

GFS periodically makes distributions of capital to its members at amounts that are determined not to have a detrimental effect on the net capital position at the time of withdrawal.

Note 11 -	Possession or Control Requirements of Broker/Dealer

GFS does not have any possession or control of customer funds or securities.  There were no material inadequacies in the procedures followed in adhering to the exemptive provisions of (SEC) Rule 15c3-3(k)(2)(ii) by promptly transmitting all customer funds and securities to the clearing broker who carries the customer accounts.